3rd Quarter 2016 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION (Unaudited)		Non-GAAP Disclosures (Unaudited)
3	Consolidating Statements of Operations	12	Reported to Adjusted Earnings Reconciliations
5	Consolidating Balance Sheets	14	Non-GAAP Financial Measures

REGULATED UTILITIES (Unaudited)
7	Consolidating Segment Income
9	Consolidating Balance Sheets
11	Revenues by Customer Class

This Statistical Supplement should be read in conjunction with Duke Energy's Annual Report on Form 10-K for the year ended December 31, 2015, and Form 10-Q for the nine months ended September 30, 2016.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Nine Months Ended September 30, 2016
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$16,430	$—	$—	$—	$(109)	$16,321
Nonregulated electric and other	—	761	366	91	33	1,251
Regulated natural gas	358	—	—	—	(3)	355
Total operating revenues	16,788	761	366	91	(79)	17,927
Operating Expenses
Fuel used in electric generation and purchased power - regulated	5,102	—	—	—	—	5,102
Fuel used in electric generation and purchased power - nonregulated	—	177	—	38	—	215
Cost of natural gas	64	34	—	—	—	98
Operation, maintenance and other	3,905	240	257	144	(79)	4,467
Depreciation and amortization	2,198	62	96	108	—	2,464
Property and other taxes	843	6	20	24	—	893
Impairment charges (a)	12	194	—	2	—	208
Total operating expenses	12,124	713	373	316	(79)	13,447
Gains (Losses) on Sales of Other Assets and Other, net	3	(2)	3	16	—	20
Operating Income (Loss)	4,667	46	(4)	(209)	—	4,500
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates (b)	(2)	27	(63)	1	—	(37)
Other income and expenses, net	215	35	—	29	(9)	270
Total Other Income and Expenses	213	62	(63)	30	(9)	233
Interest Expense (c)	848	63	38	553	(9)	1,493
Income (Loss) from Continuing Operations Before Income Taxes	4,032	45	(105)	(732)	—	3,240
Income Tax Expense (Benefit) from Continuing Operations (d)	1,419	(48)	(123)	(276)	—	972
Income (Loss) from Continuing Operations	2,613	93	18	(456)	—	2,268
Less: Net Income (Loss) Attributable to Noncontrolling Interest	—	8	(2)	7	—	13
Segment Income / Other Net Expense	$2,613	$85	$20	$(463)	$—	$2,255
Income from Discontinued Operations, net of tax (e)						124
Net Income Attributable to Duke Energy Corporation						$2,379

Segment Income / Other Net Expense	$2,613	$85	$20	$(463)	$—	$2,255
Special Items	—	145	45	234	—	424
Adjusted Earnings (f)	$2,613	$230	$65	$(229)	$—	$2,679

(a)	International Energy includes a pretax impairment charge of $194 million related to certain assets in Central America.

(b)	Commercial Portfolio includes a pretax impairment charge of $71 million related to certain equity method investments in wind projects.

(c)	Other includes $234 million related to Piedmont Natural Gas (Piedmont) acquisition financing.

(d)	International Energy includes a net tax benefit of $95 million resulting from the ability to more efficiently utilize foreign tax credits.

(e)	Primarily relates to tax adjustments from previously sold businesses.

(f)	See page 12 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Nine Months Ended September 30, 2015 (a)
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$16,670	$—	$—	$3	$(109)	$16,564
Nonregulated electric and other	—	841	214	75	27	1,157
Regulated natural gas	420	—	—	—	(4)	416
Total operating revenues	17,090	841	214	78	(86)	18,137
Operating Expenses
Fuel used in electric generation and purchased power - regulated	5,775	—	—	—	—	5,775
Fuel used in electric generation and purchased power - nonregulated	—	262	14	7	—	283
Cost of natural gas	117	42	—	—	(1)	158
Operation, maintenance and other	3,910	247	149	47	(79)	4,274
Depreciation and amortization	2,096	69	77	99	—	2,341
Property and other taxes	798	5	15	19	(1)	836
Impairment charges (b)	93	14	—	5	(1)	111
Total operating expenses	12,789	639	255	177	(82)	13,778
Gains (Losses) on Sales of Other Assets and Other, net	10	(1)	6	16	—	31
Operating Income (Loss)	4,311	201	(35)	(83)	(4)	4,390
Other Income and Expenses
Equity in earnings (losses) of unconsolidated affiliates	(3)	60	(4)	2	(2)	53
Other income and expenses, net	190	9	1	6	(3)	203
Total Other Income and Expenses	187	69	(3)	8	(5)	256
Interest Expense	829	66	33	285	(5)	1,208
Income (Loss) from Continuing Operations Before Income Taxes	3,669	204	(71)	(360)	(4)	3,438
Income Tax Expense (Benefit) from Continuing Operations (c)	1,358	44	(55)	(229)	—	1,118
Income (Loss) from Continuing Operations	2,311	160	(16)	(131)	(4)	2,320
Less: Net Income (Loss) Attributable to Noncontrolling Interest	—	3	(1)	8	—	10
Segment Income (Loss) / Other Net Expense	$2,311	$157	$(15)	$(139)	$(4)	$2,310
Income from Discontinued Operations, net (d)						29
Net Income Attributable to Duke Energy Corporation						$2,339

Segment Income (Loss) / Other Net Expense	$2,311	$157	$(15)	$(139)	$(4)	$2,310
Special Items	60	—	134	42	4	240
Adjusted Earnings (e)	$2,371	$157	$119	$(97)	$—	$2,550

(a)	Certain prior period amounts have been reclassified to conform to the current year presentation.

(b)	Regulated Utilities includes an $85 million pretax charge related to the Edwardsport settlement.

(c)
Regulated Utilities includes a tax benefit of $34 million related to the Edwardsport settlement. Commercial Portfolio includes state tax expense of $41 million, resulting from changes to state apportionment factors due to the sale of the nonregulated Midwest generation business, that does not qualify for discontinued operations.

(d)	Includes the after-tax impact of $53 million for the agreement in principle reached in a lawsuit related to the nonregulated Midwest generation business.

(e)	See page 13 for a detailed reconciliation of Segment Income (Loss) / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	September 30, 2016
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$421	$526	$8	$5,224	$—	$6,179
Receivables, net	388	136	19	40	—	583
Receivables of variable interest entities, net	2,111	—	23	5	—	2,139
Receivables from affiliated companies	12	—	869	2,729	(3,610)	—
Notes receivable from affiliated companies	120	—	—	—	(120)	—
Inventory	3,240	67	17	26	1	3,351
Regulatory assets	752	—	—	101	—	853
Other	310	26	109	3	(19)	429
Total current assets	7,354	755	1,045	8,128	(3,748)	13,534
Investments and Other Assets
Investments in equity method unconsolidated affiliates	2	43	534	25	—	604
Investments and advances to (from) subsidiaries	36	(25)	6	47,365	(47,382)	—
Nuclear decommissioning trust funds	6,112	—	—	—	—	6,112
Goodwill	15,950	282	122	—	—	16,354
Other	1,871	241	111	1,359	(634)	2,948
Total investments and other assets	23,971	541	773	48,749	(48,016)	26,018
Property, Plant and Equipment
Cost	107,541	3,060	4,004	1,771	—	116,376
Accumulated depreciation and amortization	(36,081)	(1,228)	(533)	(971)	1	(38,812)
Generation facilities to be retired, net	652	—	—	—	—	652
Net property, plant and equipment	72,112	1,832	3,471	800	1	78,216
Regulatory Assets and Deferred Debits
Regulatory assets	11,440	—	—	456	—	11,896
Other	11	—	—	11	—	22
Total regulatory assets and deferred debits	11,451	—	—	467	—	11,918
Total Assets	114,888	3,128	5,289	58,144	(51,763)	129,686
Segment reclassifications, intercompany balances and other	(181)	25	(875)	(50,916)	51,947	—
Segment Assets	$114,707	$3,153	$4,414	$7,228	$184	$129,686

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	September 30, 2016
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,668	$62	$56	$351	$1	$2,138
Accounts payable to affiliated companies	3,180	136	13	272	(3,601)	—
Notes payable to affiliated companies	—	—	—	120	(120)	—
Notes payable and commercial paper	—	—	—	3,011	—	3,011
Taxes accrued	707	116	(401)	214	—	636
Interest accrued	350	30	—	123	1	504
Current maturities of long-term debt	1,252	154	193	1,602	—	3,201
Asset retirement obligations	539	—	—	—	—	539
Regulatory liabilities	316	—	—	4	(1)	319
Other	1,285	68	52	351	(28)	1,728
Total current liabilities	9,297	566	(87)	6,048	(3,748)	12,076
Long-Term Debt	28,530	629	1,151	13,653	1	43,964
Long-Term Debt Payable to Affiliated Companies	625	—	9	—	(634)	—
Deferred Credits and Other Liabilities
Deferred income taxes	15,613	105	360	(2,877)	—	13,201
Investment tax credits	486	—	—	—	—	486
Accrued pension and other post-retirement benefit costs	642	—	—	388	—	1,030
Asset retirement obligations	10,200	15	75	1	—	10,291
Regulatory liabilities	6,196	—	—	44	1	6,241
Other	1,120	82	294	355	—	1,851
Total deferred credits and other liabilities	34,257	202	729	(2,089)	1	33,100
Equity
Total Duke Energy Corporation stockholders' equity	42,179	1,685	3,467	40,541	(47,383)	40,489
Noncontrolling interests	—	46	20	(9)	—	57
Total equity	42,179	1,731	3,487	40,532	(47,383)	40,546
Total Liabilities and Equity	114,888	3,128	5,289	58,144	(51,763)	129,686
Segment reclassifications, intercompany balances and other	(181)	25	(875)	(50,916)	51,947	—
Segment Liabilities and Equity	$114,707	$3,153	$4,414	$7,228	$184	$129,686

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Nine Months Ended September 30, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations/ Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$5,642	$4,103	$3,538	$791	$262	$2,225	$(131)	$16,430
Regulated natural gas	—	—	—	296	62	—	—	358
Total operating revenues	5,642	4,103	3,538	1,087	324	2,225	(131)	16,788
Operating Expenses
Fuel used in electric generation and purchased power	1,391	1,441	1,391	243	97	690	(151)	5,102
Cost of natural gas	—	—	—	44	20	—	—	64
Operation, maintenance and other	1,420	1,031	601	235	103	512	3	3,905
Depreciation and amortization	785	520	376	141	33	343	—	2,198
Property and other taxes	206	120	256	183	11	67	—	843
Impairment charges	—	—	4	—	—	8	—	12
Total operating expenses	3,802	3,112	2,628	846	264	1,620	(148)	12,124
(Losses) Gains on Sales of Other Assets and Other, net	(1)	2	—	2	—	—	—	3
Operating Income	1,839	993	910	243	60	605	17	4,667
Other Income and Expenses, net	121	47	30	4	2	15	(6)	213
Interest Expense	316	188	143	51	12	136	2	848
Income Before Income Taxes	1,644	852	797	196	50	484	9	4,032
Income Tax Expense	568	287	296	67	15	165	21	1,419
Segment Income	$1,076	$565	$501	$129	$35	$319	$(12)	$2,613

(a)	Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Nine Months Ended September 30, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$5,669	$4,130	$3,803	$725	$280	$2,223	$(160)	$16,670
Regulated natural gas	—	—	—	339	80	—	1	420
Total operating revenues	5,669	4,130	3,803	1,064	360	2,223	(159)	17,090
Operating Expenses
Fuel used in electric generation and purchased power	1,553	1,608	1,665	235	115	779	(180)	5,775
Cost of natural gas	—	—	—	82	34	—	1	117
Operation, maintenance and other	1,424	1,046	583	233	99	516	9	3,910
Depreciation and amortization	779	462	369	137	35	320	(6)	2,096
Property and other taxes	204	102	265	177	10	41	(1)	798
Impairment charges (b)	—	—	7	—	—	85	1	93
Total operating expenses	3,960	3,218	2,889	864	293	1,741	(176)	12,789
Gains on Sales of Other Assets and Other, net	—	2	—	7	1	—	—	10
Operating Income	1,709	914	914	207	68	482	17	4,311
Other Income and Expenses, net	125	49	12	(3)	1	9	(6)	187
Interest Expense	313	175	149	47	11	132	2	829
Income Before Income Taxes	1,521	788	777	157	58	359	9	3,669
Income Tax Expense (c)	553	279	274	59	21	131	41	1,358
Segment Income	$968	$509	$503	$98	$37	$228	$(32)	$2,311

(a)	Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

(b)	The amount for Duke Energy Indiana relates to the Edwardsport settlement.

(c)	Duke Energy Indiana includes a $34 million tax benefit related to the Edwardsport settlement.

REGULATED UTILITIES
Consolidating Balance Sheets - Assets
(Unaudited)

	September 30, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations/ Adjustments	Regulated Utilities
Current Assets
Cash and cash equivalents	$82	$136	$10	$92	$7	$94	$—	$421
Receivables, net	129	42	65	62	3	84	3	388
Receivables of variable interest entities, net	780	473	385	—	—	—	473	2,111
Receivables from affiliated companies	88	5	5	42	13	74	(215)	12
Notes receivable from affiliated companies	32	65	—	47	—	38	(62)	120
Inventory	1,053	998	656	65	45	424	(1)	3,240
Regulatory assets	256	186	161	13	6	131	(1)	752
Other	22	79	46	34	26	104	(1)	310
Total current assets	2,442	1,984	1,328	355	100	949	196	7,354
Investments and Other Assets
Investments in equity method unconsolidated affiliates	—	—	2	—	—	—	—	2
Investments and advances to (from) subsidiaries	29	—	4	—	—	—	3	36
Nuclear decommissioning trust funds	3,234	2,171	708	—	—	—	(1)	6,112
Goodwill	—	—	—	920	—	—	15,030	15,950
Other	923	518	290	12	3	170	(45)	1,871
Total investments and other assets	4,186	2,689	1,004	932	3	170	14,987	23,971
Property, Plant and Equipment
Cost	40,495	28,001	16,139	5,901	2,118	14,069	818	107,541
Accumulated depreciation and amortization	(14,124)	(10,508)	(4,654)	(1,621)	(945)	(4,225)	(4)	(36,081)
Generation facilities to be retired, net	—	562	—	—	—	90	—	652
Net property, plant and equipment	26,371	18,055	11,485	4,280	1,173	9,934	814	72,112
Regulatory Assets and Deferred Debits
Regulatory assets	3,040	3,093	2,559	434	83	909	1,322	11,440
Other	3	2	2	2	—	2	—	11
Total regulatory assets and deferred debits	3,043	3,095	2,561	436	83	911	1,322	11,451
Total Assets	36,042	25,823	16,378	6,003	1,359	11,964	17,319	114,888
Intercompany balances and other	(159)	(117)	(65)	(53)	42	(46)	217	(181)
Reportable Segment Assets	$35,883	$25,706	$16,313	$5,950	$1,401	$11,918	$17,536	$114,707

(a)	Excludes the balances of the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	September 30, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations/ Adjustments	Regulated Utilities
Current Liabilities
Accounts payable	$582	$319	$354	$221	$23	$166	$3	$1,668
Accounts payable to affiliated companies	149	143	61	1	9	27	2,790	3,180
Notes payable to affiliated companies	—	—	63	—	—	—	(63)	—
Taxes accrued	204	91	211	137	10	49	5	707
Interest accrued	125	81	58	29	3	54	—	350
Current maturities of long-term debt	468	252	326	3	51	71	81	1,252
Asset retirement obligations	303	236	—	—	—	—	—	539
Regulatory liabilities	125	129	18	11	2	30	1	316
Other	417	326	368	61	20	96	(3)	1,285
Total current liabilities	2,373	1,577	1,459	463	118	493	2,814	9,297
Long-Term Debt	8,592	6,609	5,802	1,521	287	3,566	2,153	28,530
Long-Term Debt Payable to Affiliated Companies	300	150	—	—	25	150	—	625
Deferred Credits and Other Liabilities
Deferred income taxes	6,487	3,275	2,599	1,101	311	1,823	17	15,613
Investment tax credits	195	148	3	3	1	137	(1)	486
Accrued pension and other post-retirement benefit costs	93	247	237	36	12	72	(55)	642
Asset retirement obligations	3,622	4,623	798	21	86	847	203	10,200
Regulatory liabilities	2,864	1,874	478	190	52	738	—	6,196
Other	686	23	163	136	28	94	(10)	1,120
Total deferred credits and other liabilities	13,947	10,190	4,278	1,487	490	3,711	154	34,257
Equity	10,830	7,297	4,839	2,532	439	4,044	12,198	42,179
Total Liabilities and Equity	36,042	25,823	16,378	6,003	1,359	11,964	17,319	114,888
Intercompany balances and other	(159)	(117)	(65)	(53)	42	(46)	217	(181)
Reportable Segment Liabilities and Equity	$35,883	$25,706	$16,313	$5,950	$1,401	$11,918	$17,536	$114,707

(a)	Excludes the balances of the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Revenues By Customer Class
(Unaudited)

	Nine Months Ended September 30, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Regulated Electric Revenues
Residential	$2,324	$1,500	$1,910	$486	$100	$754	$—	$7,074
General service	1,779	1,021	1,033	231	104	557	—	4,725
Industrial	994	485	187	50	41	542	—	2,299
Wholesale	340	834	150	—	13	265	—	1,602
Change in unbilled	35	12	28	6	3	12	—	96
Other revenues	170	251	230	18	1	95	(131)	634
Total Electric Revenues	$5,642	$4,103	$3,538	$791	$262	$2,225	$(131)	$16,430

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$198	$45	$—	$—	$243
General service	—	—	—	80	17	—	—	97
Industrial	—	—	—	10	3	—	—	13
Change in unbilled	—	—	—	(5)	(3)	—	—	(8)
Other revenues	—	—	—	13	—	—	—	13
Total Natural Gas Revenues	$—	$—	$—	$296	$62	$—	$—	$358

	Nine Months Ended September 30, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Regulated Electric Revenues
Residential	$2,389	$1,565	$2,028	$458	$100	$785	$—	$7,325
General service	1,756	1,036	1,156	225	103	568	—	4,844
Industrial	1,007	508	219	46	41	562	—	2,383
Wholesale	335	778	187	—	29	228	—	1,557
Change in unbilled	(50)	(16)	15	2	—	(19)	—	(68)
Other revenues	232	259	198	(6)	7	99	(160)	629
Total Electric Revenues	$5,669	$4,130	$3,803	$725	$280	$2,223	$(160)	$16,670

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$228	$58	$—	$—	$286
General service	—	—	—	95	23	—	—	118
Industrial	—	—	—	13	4	—	—	17
Wholesale	—	—	—	—	—	—	—	—
Change in unbilled	—	—	—	(8)	(5)	—	—	(13)
Other revenues	—	—	—	11	—	—	1	12
Total Natural Gas Revenues	$—	$—	$—	$339	$80	$—	$1	$420
(a)    Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2016
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve, Mergers		International Impairment		Cost Savings Initiatives		Commercial Renewables Impairment		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Regulated Utilities	$2,613	$—		$—		$—		$—		$—		$—	$2,613
International Energy	85	—		145	B	—		—		—		145	230
Commercial Portfolio	20	—		—		—		45	D	—		45	65
Total Reportable Segment Income	2,718	—		145		—		45		—		190	2,908
Other	(463)	195	A	—		39	C	—		—		234	(229)
Total Reportable Segment Income and Other Net Expense	2,255	195		145		39		45		—		424	2,679
Discontinued Operations	124	—		—		—		—		(124)	E	(124)	—
Net Income Attributable to Duke Energy Corporation	$2,379	$195		$145		$39		$45		$(124)		$300	$2,679
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$3.45	$0.27		$0.21		$0.06		$0.07		$(0.18)		$0.43	$3.88
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$3.44	$0.28		$0.21		$0.06		$0.07		$(0.18)		$0.44	$3.88

A - Net of $120 million tax benefit. Includes $1 million recorded within Operating Revenues, $80 million recorded within Operating Expenses and $234 million recorded within Interest Expense on the Condensed Consolidated Statements of Operations. The interest expense primarily relates to losses on forward-starting interest rate swaps associated with the Piedmont acquisition financing.
B - Net of $49 million tax benefit. Impairment of certain assets in Central America recorded within Impairment Charges on the Condensed Consolidated Statements of Operations.
C - Net of $24 million tax benefit. Primarily consists of severance costs recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations.
D - Net of $26 million tax benefit. Other-than-temporary impairment included within Equity in earnings (losses) of unconsolidated affiliates on the Condensed Consolidated Statements of Operations.
E - Tax adjustments related to previously disposed businesses recorded in Income (Loss) From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) - in millions
Basic            689
Diluted            690

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Nine Months Ended September 30, 2015
(Dollars in millions, except per-share amounts)

		Special Items
	Reported Earnings	Costs to Achieve, Progress Merger		Edwardsport Settlement		Midwest Generation Operations		Ash Basin Settlement		Economic Hedges (Mark-to-Market) *		Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Regulated Utilities	$2,311	$—		$56	B	$—		$4	D	$—		$—		$60	$2,371
International Energy	157	—		—		—		—		—		—		—	157
Commercial Portfolio	(15)	—		—		94	C	—		(1)	E	41	F	134	119
Total Reportable Segment Income	2,453	—		56		94		4		(1)		41		194	2,647
Other	(139)	42	A	—		—		—		—		—		42	(97)
Intercompany Eliminations	(4)	—		—		—		—		—		4	G	4	—
Total Reportable Segment Income and Other Net Expense	2,310	42		56		94		4		(1)		45		240	2,550
Discontinued Operations	29	—		—		(94)	C	—		—		65	H	(29)	—
Net Income Attributable to Duke Energy Corporation	$2,339	$42		$56		$—		$4		$(1)		$110		$211	$2,550
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$3.36	$0.05		$0.08		$—		$0.01		$—		$0.16		$0.30	$3.66
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$3.36	$0.05		$0.08		$—		$0.01		$—		$0.16		$0.30	$3.66

A - Net of $25 million tax benefit. Recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Net of $34 million tax benefit. $85 million recorded within Impairment charges and $5 million recorded within Other income and expenses, net on the Duke Energy Indiana Condensed Consolidated Statements of Operations.
C - Operating results of the nonregulated Midwest generation business that had been classified from discontinued operations after adjustment for special items and economic hedges (net of $53 million tax benefit).
D - Net of $3 million tax benefit. Recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations. Includes $1 million and $6 million at Duke Energy Carolinas and Duke Energy Progress, respectively.
E - Recorded within Operating Revenues on the Condensed Consolidated Statements of Operations.
F - State tax expense resulting from the completion of the sale of the nonregulated Midwest generation business.
G - Reverses the impact on eliminations of classifying the nonregulated Midwest generation business as discontinued operations.
H - Recorded in (Loss) Income From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations, and includes the impact of a litigation reserve related to the nonregulated Midwest generation business.

Weighted Average Shares (reported and adjusted) - in millions
Basic            696
Diluted            696

* Mark-to-market adjustments reflect the impact of derivative contracts, which are used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Portfolio segment. The mark-to-market impact of derivative contracts is recognized in GAAP earnings immediately as such derivative contracts do not qualify for hedge accounting or regulatory treatment. The economic value of generation assets is subject to fluctuations in fair value due to market price volatility of input and output commodities (e.g. coal, electricity, natural gas). Economic hedging involves both purchases and sales of those input and output commodities related to generation assets. Operations of the generation assets are accounted for under the accrual method. Management believes excluding impacts of mark-to-market changes of the derivative contracts from adjusted earnings until settlement better matches the financial impacts of the derivative contract with the portion of economic value of the underlying hedged asset. Management believes that the presentation of adjusted diluted EPS Attributable to Duke Energy Corporation provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy Corporation's performance across periods.

DUKE ENERGY CORPORATION
Non-GAAP Financial Measures
Management evaluates financial performance in part based on non-GAAP financial measures, adjusted earnings and adjusted diluted EPS. These items represent income from continuing operations net of income (loss) attributable to noncontrolling interests, adjusted for the dollar and per-share impact of special items. Special items represent certain charges and credits, which management believes are not indicative of our ongoing performance, and are discussed below. Management believes the presentation of adjusted earnings and adjusted diluted EPS provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting and for reporting results to the Board of Directors, employees, stockholders, analysts and investors concerning Duke Energy’s financial performance. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings and adjusted diluted EPS are Net Income Attributable to Duke Energy Corporation and Diluted EPS Attributable to Duke Energy Corporation common stockholders.
Special items included in the periods presented include the following:

•	Costs to achieve mergers and International impairment represent charges that result from potential or completed strategic acquisitions and divestitures that do not reflect ongoing costs.

•
Cost savings initiatives represents severance charges related to company-wide initiatives to standardize processes and systems, leverage technology and workforce optimization, which are not representative of ongoing costs.

•	Commercial Renewables Impairment represents an other-than-temporary impairment of certain equity method investments. Management believes the impairment does not reflect an ongoing cost.

•	Edwardsport settlement and Ash basin settlement represent charges related to settlement agreements with regulators and other governmental entities and do not represent ongoing costs.

•
Midwest generation operations represents the operating results of the nonregulated Midwest generation business and Duke Energy Retail Sales (collectively, the Midwest Generation Disposal Group), which have been classified as discontinued operations. Management believes inclusion of the Midwest Generation Disposal Group's operating results within adjusted earnings and adjusted diluted EPS results in a better reflection of Duke Energy's financial performance during the period.

Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders, or asset impairments).
Management evaluates segment performance based on segment income and other net expense. Segment income is defined as income from continuing operations net of income attributable to noncontrolling interests. Segment income includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net expense is segment income and other net expense.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted Other net expenses and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items for future periods, as discussed above.
Duke Energy’s adjusted earnings, adjusted diluted EPS, and adjusted segment income may not be comparable to similarly titled measures of another company because other entities may not calculate the measures in the same manner.